Exhibit 99.1

Investor Relations: Amanda Butler (216) 383-2534
Amanda_Butler@lincolnelectric.com

LINCOLN ELECTRIC REPORTS SECOND QUARTER 2014 RESULTS
Q2 EPS $0.96, Adjusted EPS increases 11% to $1.01

Second Quarter 2014 Highlights
▪ Reported sales were steady, up 2.1% excluding unfavorable foreign exchange translation
▪ Operating income increased 7.7% to $112 million, or 15.4% of sales
▪ Adjusted operating income increased 8.3% to $117 million and up 120 bps to 16.0% of sales
▪ Returned $87 million to shareholders through share repurchases and dividends

CLEVELAND, Ohio, July 27, 2014 -- Lincoln Electric Holdings, Inc. (the “Company”) (Nasdaq: LECO) today reported second quarter 2014 net income of $77.3 million, or $0.96 per diluted share. Net income was $72.6 million, or $0.87 per diluted share, in the comparable 2013 period.  Adjusted net income was $81.5 million, or $1.01 per diluted share, compared to adjusted net income of $75.7 million, or $0.91 per diluted share, in the comparable 2013 period. Adjusted net income in the second quarter of 2014 includes earnings of $0.04 per diluted share from the Company's Venezuelan operations.

Sales were relatively steady at $728.5 million in the second quarter 2014 versus $727.4 million in the comparable 2013 period. Operating income for the second quarter increased 7.7% to $112.3 million, or 15.4% of sales, from $104.3 million, or 14.3% of sales, in the comparable 2013 period.  Adjusted operating income increased 8.3% to $116.6 million or 16.0% of sales, compared with $107.7 million, or 14.8% of sales in 2013. Operating income and Adjusted operating income include a $3.9 million gain, $2.5 million after-tax or $0.03 per diluted share, from an insurance settlement.

Christopher L. Mapes, Chairman, President and Chief Executive Officer stated, "We are pleased to report improving trends in our business from growth in our innovative solutions and benefits from acquisitions. We achieved a 16.0% adjusted operating income margin in the quarter, reinforcing the solid execution of our ‘2020 Vision and Strategy’ by improving mix, operating leverage and driving continuous improvement throughout our operations. Cash returned to shareholders accelerated in the quarter and we now expect to achieve $250 million in share repurchases this year.”

Net income for the six months ended June 30, 2014 was $133.8 million, or $1.65 per diluted share, compared with net income of $139.4 million, or $1.67 per diluted share, in 2013.  Adjusted net income was $155.6 million, or $1.92 per diluted share, compared to adjusted net income of $152.9 million, or $1.83 per diluted share, in 2013.  Adjusted net income for the six months ended June 30, 2014 includes earnings of $0.18 per diluted share from the Company's Venezuelan operations.

Sales decreased 2.2% to $1.41 billion in the six months ended June 30, 2014 versus $1.45 billion in the comparable 2013 period. This decrease reflects lower volumes and unfavorable foreign exchange translation, partially offset by acquisitions. Operating income for the six months ended June 30, 2014 remained relatively flat at $192.7 million, or 13.6% of sales, compared to $192.9 million, or 13.3% of sales, in the comparable 2013 period.  Results in 2014 include charges of $21.2 million from Venezuelan foreign exchange remeasurement losses related to the adoption of a new foreign exchange mechanism in the first quarter. Adjusted operating income increased 3.7% to $214.7 million or 15.2% of sales, compared with $207.0 million, or 14.3% of sales in 2013. Operating income and Adjusted operating income include a $3.9 million gain, $2.5 million after-tax or $0.03 per diluted share, from an insurance settlement.

The Company’s Board of Directors declared a quarterly cash dividend of $0.23 per share, which was paid on July 15, 2014 to holders of record on June 30, 2014. During the quarter, the Company returned $68.3 million to shareholders through the repurchase of 1,009,353 of the Company's common shares.

Lincoln Electric Reports Second Quarter 2014 Financial Results

Webcast Information

A conference call to discuss second quarter 2014 financial results will be webcast live on Monday, July 28, 2014, at 10:00 a.m., Eastern Time.  This webcast is accessible at http://ir.lincolnelectric.com. Listeners should go to the web site prior to the call to register and download and install any necessary audio software. A replay of the webcast will be available on the Company's web site.

Investors who are unable to access the webcast may listen to the conference call live by telephone by dialing (877) 344-3899 (domestic) or (315) 625-3087 (international) and use confirmation code 68746760. Telephone participants are asked to dial in 10-15 minutes prior to the start of the conference call.

Financial results for the second quarter 2014 can also be obtained at http://ir.lincolnelectric.com.

About Lincoln Electric

Lincoln Electric is the world leader in the design, development and manufacture of arc welding products, robotic arc welding systems, plasma and oxy-fuel cutting equipment and has a leading global position in the brazing and soldering alloys market.  Headquartered in Cleveland, Ohio, Lincoln has 48 manufacturing locations, including operations and joint ventures in 19 countries and a worldwide network of distributors and sales offices covering more than 160 countries.  For more information about Lincoln Electric and its products and services, visit the Company’s website at http://www.lincolnelectric.com.

Non-GAAP Information

Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.  Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures.

Forward-Looking Statements

The Company’s expectations and beliefs concerning the future contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect management’s current expectations and involve a number of risks and uncertainties.  Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning.  Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results.  The factors include, but are not limited to: general economic and market conditions; the effectiveness of operating initiatives; interest rates; currency exchange rates and devaluations, including in highly inflationary countries such as Venezuela; adverse outcome of pending or potential litigation; actual costs of the Company’s rationalization plans; possible acquisitions; market risks and price fluctuations related to the purchase of commodities and energy; global regulatory complexity; and the possible effects of events beyond our control, such as political unrest, acts of terror and natural disasters, on the Company or its customers, suppliers and the economy in general.  For additional discussion, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)
Consolidated Statements of Income

	Three months ended June 30,				Fav (Unfav) to Prior Year
	2014	% of Sales	2013	% of Sales	$	%
Net sales	$728,531	100.0%	$727,432	100.0%	$1,099	0.2%
Cost of goods sold	478,264	65.6%	487,094	67.0%	8,830	1.8%
Gross profit	250,267	34.4%	240,338	33.0%	9,929	4.1%
Selling, general & administrative expenses	137,156	18.8%	135,215	18.6%	(1,941)	(1.4%)
Rationalization and asset impairment charges	836	0.1%	851	0.1%	15	1.8%
Operating income	112,275	15.4%	104,272	14.3%	8,003	7.7%
Interest income	924	0.1%	890	0.1%	34	3.8%
Equity earnings in affiliates	1,575	0.2%	1,258	0.2%	317	25.2%
Other income	1,078	0.1%	913	0.1%	165	18.1%
Interest expense	(986)	(0.1%)	(799)	(0.1%)	(187)	(23.4%)
Income before income taxes	114,866	15.8%	106,534	14.6%	8,332	7.8%
Income taxes	37,577	5.2%	34,007	4.7%	(3,570)	(10.5%)
Effective tax rate	32.7%		31.9%		(0.8%)
Net income including non-controlling interests	77,289	10.6%	72,527	10.0%	4,762	6.6%
Non-controlling interests in subsidiaries’ loss	(43)	—	(79)	—	36	45.6%
Net income	$77,332	10.6%	$72,606	10.0%	$4,726	6.5%

Basic earnings per share	$0.97		$0.88		$0.09	10.2%
Diluted earnings per share	$0.96		$0.87		$0.09	10.3%
Weighted average shares (basic)	79,873		82,419
Weighted average shares (diluted)	80,773		83,411
	Six months ended June 30,				Fav (Unfav) to Prior Year
	2014	% of Sales	2013	% of Sales	$	%
Net sales	$1,413,593	100.0%	$1,446,005	100.0%	$(32,412)	(2.2%)
Cost of goods sold	936,990	66.3%	979,095	67.7%	42,105	4.3%
Gross profit	476,603	33.7%	466,910	32.3%	9,693	2.1%
Selling, general & administrative expenses	283,071	20.0%	272,106	18.8%	(10,965)	(4.0%)
Rationalization and asset impairment charges	819	0.1%	1,902	0.1%	1,083	56.9%
Operating income	192,713	13.6%	192,902	13.3%	(189)	(0.1%)
Interest income	1,838	0.1%	1,916	0.1%	(78)	(4.1%)
Equity earnings in affiliates	3,136	0.2%	2,517	0.2%	619	24.6%
Other income	2,161	0.2%	1,627	0.1%	534	32.8%
Interest expense	(2,556)	(0.2%)	(1,749)	(0.1%)	(807)	(46.1%)
Income before income taxes	197,292	14.0%	197,213	13.6%	79	—
Income taxes	63,579	4.5%	57,843	4.0%	(5,736)	(9.9%)
Effective tax rate	32.2%		29.3%		(2.9%)
Net income including non-controlling interests	133,713	9.5%	139,370	9.6%	(5,657)	(4.1%)
Non-controlling interests in subsidiaries’ loss	(72)	—	(42)	—	(30)	(71.4%)
Net income	$133,785	9.5%	$139,412	9.6%	$(5,627)	(4.0%)

Basic earnings per share	$1.67		$1.69		$(0.02)	(1.2%)
Diluted earnings per share	$1.65		$1.67		$(0.02)	(1.2%)
Weighted average shares (basic)	80,260		82,569
Weighted average shares (diluted)	81,194		83,606

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Non-GAAP Financial Measures

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Operating income as reported	$112,275	$104,272	$192,713	$192,902
Special items (pre-tax):
Rationalization and asset impairment charges (1)	836	851	819	1,902
Venezuela foreign exchange losses (2)	3,468	2,538	21,133	12,198
Adjusted operating income (3)	$116,579	$107,661	$214,665	$207,002

Net income as reported	$77,332	$72,606	$133,785	$139,412
Special items (after-tax):
Rationalization and asset impairment charges (1)	698	579	691	1,252
Venezuela foreign exchange losses (2)	3,468	2,538	21,133	12,198
Adjusted net income (3)	$81,498	$75,723	$155,609	$152,862

Diluted earnings per share as reported	$0.96	$0.87	$1.65	$1.67
Special items	0.05	0.04	0.27	0.16
Adjusted diluted earnings per share (3)	$1.01	$0.91	$1.92	$1.83

Weighted average shares (diluted)	80,773	83,411	81,194	83,606

(1)
The three and six months ended June 30, 2014 and 2013 include net charges associated with severance and other related costs from the consolidation of manufacturing operations partially offset by gains related to the sale of assets at rationalized operations.

(2)
The three and six months ended June 30, 2014 represents the impact of the Venezuelan remeasurement loss related to the adoption of a new foreign exchange mechanism in the first quarter. The three and six months ended June 30, 2013 represents the impact of the devaluation of the Venezuelan currency.

(3)
Adjusted operating income, Adjusted net income and Adjusted diluted earnings per share are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company’s financial performance from period to period.  Management uses this information in assessing and evaluating the Company’s underlying operating performance.  Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands)
(Unaudited)

Balance Sheet Highlights

Selected Consolidated Balance Sheet Data	June 30, 2014	December 31, 2013
Cash and cash equivalents	$204,285	$299,825
Total current assets	1,105,739	1,130,775
Property, plant and equipment, net	481,861	484,005
Total assets	2,144,839	2,151,867
Total current liabilities	464,489	456,917
Short-term debt (1)	6,908	15,296
Long-term debt	1,159	3,791
Total equity	1,521,473	1,530,688

Net Operating Working Capital	June 30, 2014	December 31, 2013
Accounts receivable	$407,223	$367,134
Inventory	368,027	349,963
Trade accounts payable	196,929	212,799
Net operating working capital	$578,321	$504,298

Net operating working capital to net sales (2)	19.8%	17.6%

Invested Capital	June 30, 2014	December 31, 2013
Short-term debt (1)	$6,908	$15,296
Long-term debt	1,159	3,791
Total debt	8,067	19,087
Total equity	1,521,473	1,530,688
Invested capital	$1,529,540	$1,549,775

Total debt / invested capital	0.5%	1.2%
Return on invested capital (3)	18.9%	18.9%

(1)	Includes current portion of long-term debt.

(2)	Net operating working capital to net sales is defined as net operating working capital divided by annualized rolling three months of sales.

(3)	Return on invested capital is defined as rolling 12 months of earnings excluding tax-effected interest divided by invested capital.

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Three months ended June 30,
	2014	2013
OPERATING ACTIVITIES:
Net income	$77,332	$72,606
Non-controlling interests in subsidiaries’ loss	(43)	(79)
Net income including non-controlling interests	77,289	72,527
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	894	240
Depreciation and amortization	17,969	17,158
Equity earnings in affiliates, net	(701)	(446)
Pension expense	2,676	7,320
Pension contributions and payments	(2,083)	(26,030)
Other non-cash items, net	(3,325)	9,991
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in accounts receivable	544	23,218
(Increase) decrease in inventories	(2,298)	4,026
Decrease in trade accounts payable	(3,341)	(20,108)
Net change in other current assets and liabilities	21,833	21,439
Net change in other long-term assets and liabilities	(4,483)	(2,136)
NET CASH PROVIDED BY OPERATING ACTIVITIES	104,974	107,199

INVESTING ACTIVITIES:
Capital expenditures	(25,441)	(15,910)
Acquisition of businesses, net of cash acquired	—	(4,127)
Proceeds from sale of property, plant and equipment	4,443	487
Other investing activities	205	(4,217)
NET CASH USED BY INVESTING ACTIVITIES	(20,793)	(23,767)

FINANCING ACTIVITIES:
Net change in borrowings	(2,087)	(1,263)
Proceeds from exercise of stock options	1,054	3,546
Excess tax benefits from stock-based compensation	826	1,476
Purchase of shares for treasury	(68,312)	(56,897)
Cash dividends paid to shareholders	(18,496)	(16,580)
Transactions with non-controlling interests	—	(2,809)
NET CASH USED BY FINANCING ACTIVITIES	(87,015)	(72,527)

Effect of exchange rate changes on Cash and cash equivalents	1,732	(2,971)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,102)	7,934
Cash and cash equivalents at beginning of period	205,387	248,455
Cash and cash equivalents at end of period	$204,285	$256,389

Cash dividends paid per share	$0.23	$0.20

Lincoln Electric Holdings, Inc.
Financial Highlights
(In thousands, except per share amounts)
(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Six months ended June 30,
	2014	2013
OPERATING ACTIVITIES:
Net income	$133,785	$139,412
Non-controlling interests in subsidiaries’ loss	(72)	(42)
Net income including non-controlling interests	133,713	139,370
Adjustments to reconcile Net income including non-controlling interests to Net cash provided by operating activities:
Rationalization and asset impairment charges	859	354
Depreciation and amortization	35,900	34,555
Equity earnings in affiliates, net	(1,497)	(882)
Pension expense	5,476	14,935
Pension contributions and payments	(24,164)	(81,351)
Other non-cash items, net	20,659	24,336
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in accounts receivable	(43,341)	(43,367)
Increase in inventories	(17,455)	(12,308)
Decrease in trade accounts payable	(15,449)	(11,840)
Net change in other current assets and liabilities	27,380	25,621
Net change in other long-term assets and liabilities	(3,476)	(2,372)
NET CASH PROVIDED BY OPERATING ACTIVITIES	118,605	87,051

INVESTING ACTIVITIES:
Capital expenditures	(39,947)	(31,048)
Acquisition of businesses, net of cash acquired	(892)	(4,676)
Proceeds from sale of property, plant and equipment	5,509	592
Other investing activities	778	(4,217)
NET CASH USED BY INVESTING ACTIVITIES	(34,552)	(39,349)

FINANCING ACTIVITIES:
Net change in borrowings	(10,143)	(2,755)
Proceeds from exercise of stock options	4,010	13,204
Excess tax benefits from stock-based compensation	2,478	5,465
Purchase of shares for treasury	(119,333)	(69,677)
Cash dividends paid to shareholders	(37,119)	(16,580)
Transactions with non-controlling interests	(2,330)	(2,809)
NET CASH USED BY FINANCING ACTIVITIES	(162,437)	(73,152)

Effect of exchange rate changes on Cash and cash equivalents	(17,156)	(4,625)
DECREASE IN CASH AND CASH EQUIVALENTS	(95,540)	(30,075)
Cash and cash equivalents at beginning of period	299,825	286,464
Cash and cash equivalents at end of period	$204,285	$256,389

Cash dividends paid per share	$0.46	$0.20

Lincoln Electric Holdings, Inc.
Segment Highlights
(In thousands)
(Unaudited)

	North America Welding	Europe Welding	Asia Pacific Welding	South America Welding	The Harris Products Group	Corporate / Eliminations	Consolidated
Three months ended June 30, 2014
Net sales	$429,490	$115,574	$66,997	$39,051	$77,419	$—	$728,531
Inter-segment sales	33,360	5,494	3,600	35	2,262	(44,751)	—
Total	$462,850	$121,068	$70,597	$39,086	$79,681	$(44,751)	$728,531

EBIT (1)	$91,216	$13,934	$473	$1,527	$7,178	$600	$114,928
As a percent of total sales	19.7%	11.5%	0.7%	3.9%	9.0%		15.8%
Special items (gain) charge (2)	$(21)	$965	$(108)	$3,468	$—	$—	$4,304
EBIT, as adjusted (4)	$91,195	$14,899	$365	$4,995	$7,178	$600	$119,232
As a percent of total sales	19.7%	12.3%	0.5%	12.8%	9.0%		16.4%
Three months ended June 30, 2013
Net sales	$419,069	$108,661	$69,239	$44,503	$85,960	$—	$727,432
Inter-segment sales	35,529	4,330	4,374	51	2,674	(46,958)	—
Total	$454,598	$112,991	$73,613	$44,554	$88,634	$(46,958)	$727,432

EBIT (1)	$82,511	$9,457	$143	$8,527	$7,343	$(1,538)	$106,443
As a percent of total sales	18.2%	8.4%	0.2%	19.1%	8.3%		14.6%
Special items (gain) charge (3)	$266	$75	$510	$2,538	$—	$—	$3,389
EBIT, as adjusted (4)	$82,777	$9,532	$653	$11,065	$7,343	$(1,538)	$109,832
As a percent of total sales	18.2%	8.4%	0.9%	24.8%	8.3%		15.1%
Six months ended June 30, 2014
Net sales	$831,396	$220,980	$128,283	$83,044	$149,890	$—	$1,413,593
Inter-segment sales	66,303	11,354	8,049	64	4,380	(90,150)	—
Total	$897,699	$232,334	$136,332	$83,108	$154,270	$(90,150)	$1,413,593

EBIT (1)	$162,627	$23,187	$(158)	$(4,373)	$13,236	$3,491	$198,010
As a percent of total sales	18.1%	10.0%	(0.1%)	(5.3%)	8.6%		14.0%
Special items (gain) charge (2)	$(68)	$1,004	$(117)	$21,133	$—	$—	$21,952
EBIT, as adjusted (4)	$162,559	$24,191	$(275)	$16,760	$13,236	$3,491	$219,962
As a percent of total sales	18.1%	10.4%	(0.2%)	20.2%	8.6%		15.6%
Six months ended June 30, 2013
Net sales	$838,623	$219,152	$139,278	$80,877	$168,075	$—	$1,446,005
Inter-segment sales	64,514	8,609	8,758	71	4,898	(86,850)	—
Total	$903,137	$227,761	$148,036	$80,948	$172,973	$(86,850)	$1,446,005

EBIT (1)	$158,311	$20,164	$2,239	$3,979	$14,494	$(2,141)	$197,046
As a percent of total sales	17.5%	8.9%	1.5%	4.9%	8.4%		13.6%
Special items (gain) charge (3)	$1,126	$69	$707	$12,198	$—	$—	$14,100
EBIT, as adjusted (4)	$159,437	$20,233	$2,946	$16,177	$14,494	$(2,141)	$211,146
As a percent of total sales	17.7%	8.9%	2.0%	20.0%	8.4%		14.6%

(1)	EBIT is defined as Operating income plus Equity earnings in affiliates and Other income.

(2)
Special items in the three and six months ended June 30, 2014 include net charges primarily related to severance and other related costs from the consolidation of manufacturing operations partially offset by gains related to the sale of assets at rationalized operations and the impact of the Venezuelan remeasurement losses related to the adoption of a new foreign exchange mechanism in the first quarter.

(3)	Special items in the three and six months ended June 30, 2013 include net rationalization and asset impairment charges and the impact of the devaluation of the Venezuelan currency.

(4)	The primary profit measure used by management to assess segment performance is EBIT, as adjusted. EBIT for each operating segment is adjusted for special items to derive EBIT, as adjusted.

Lincoln Electric Holdings, Inc.
Change in Net Sales by Segment
(In thousands)
(Unaudited)

Three Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2013	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2014
Operating Segments
North America Welding	$419,069	$(794)	$8,462	$4,435	$(1,682)	$429,490
Europe Welding	108,661	3,410	—	(212)	3,715	115,574
Asia Pacific Welding	69,239	(264)	—	370	(2,348)	66,997
South America Welding	44,503	(8,770)	—	16,709	(13,391)	39,051
The Harris Products Group	85,960	(3,984)	—	(4,571)	14	77,419
Consolidated	$727,432	$(10,402)	$8,462	$16,731	$(13,692)	$728,531
% Change
North America Welding		(0.2%)	2.0%	1.1%	(0.4%)	2.5%
Europe Welding		3.1%	—	(0.2%)	3.4%	6.4%
Asia Pacific Welding		(0.4%)	—	0.5%	(3.4%)	(3.2%)
South America Welding		(19.7%)	—	37.5%	(30.1%)	(12.3%)
The Harris Products Group		(4.6%)	—	(5.3%)	—	(9.9%)
Consolidated		(1.4%)	1.2%	2.3%	(1.9%)	0.2%

Six Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales 2013	Volume	Acquisitions	Price	Foreign Exchange	Net Sales 2014
Operating Segments
North America Welding	$838,623	$(24,204)	$16,331	$5,675	$(5,029)	$831,396
Europe Welding	219,152	(2,077)	—	(1,762)	5,667	220,980
Asia Pacific Welding	139,278	(5,650)	—	45	(5,390)	128,283
South America Welding	80,877	(10,796)	—	30,410	(17,447)	83,044
The Harris Products Group	168,075	(3,584)	—	(13,775)	(826)	149,890
Consolidated	$1,446,005	$(46,311)	$16,331	$20,593	$(23,025)	$1,413,593
% Change
North America Welding		(2.9%)	1.9%	0.7%	(0.6%)	(0.9%)
Europe Welding		(0.9%)	—	(0.8%)	2.6%	0.8%
Asia Pacific Welding		(4.1%)	—	—	(3.9%)	(7.9%)
South America Welding		(13.3%)	—	37.6%	(21.6%)	2.7%
The Harris Products Group		(2.1%)	—	(8.2%)	(0.5%)	(10.8%)
Consolidated		(3.2%)	1.1%	1.4%	(1.6%)	(2.2%)